SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2003

IDEC PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 Callan Road, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 431-8500

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events

                On Friday, June 20, 2003, IDEC Pharmaceuticals Corporation and Genentech, Inc. announced that they had entered into an amended and restated collaboration agreement dated as of June 19, 2003 (the “Collaboration Agreement”) to develop one or more new humanized anti-CD20 antibodies targeting B-cell disorders for a broad range of indications.  The Collaboration Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits

*      Exhibit 99.1            Amended and Restated Collaboration Agreement dated June 19, 2003

                Exhibit 99.2            Press Release dated June 20, 2003

*      The Registrant has applied for Confidential Treatment with respect to portions of this Exhibit.

SIGNATURE

                Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2003

IDEC PHARMACEUTICALS CORPORATION

By:	/s/ John M. Dunn
Name:	John M. Dunn
Title:	Senior Vice President and General Counsel